                         -------------------------------
                         Annual Report December 31, 1998
                         -------------------------------

                                   OPPENHEIMER

                                   Convertible
                                 Securities Fund

                                    [GRAPHIC]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Convertible
Securities Fund

Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
January 25, 1999

                    3 Oppenheimer Convertible Securities Fund

"We are
optimistic
about the
prospects
for convertible
securities
regardless
of common
stock market
conditions
in 1999."

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform over the one-year period that ended December 31, 1998?

We were generally pleased with the performance of Oppenheimer Convertible Securities Fund throughout the volatile investment environment that characterized much of the period. Most of the Fund's gains were achieved during the first half of the year when investors appeared encouraged by strong economic growth and low inflation in the United States.

      In contrast, the second half of the year was extremely volatile for the convertible securities market. Certain investment companies, known as hedge funds, had borrowed money to buy bonds in the global markets. When bond prices began to fall, lenders demanded repayment of their loans, and many hedge funds were forced to sell their holdings at a substantial loss. This worsened conditions in the global bond markets even further, because security prices tend to fall when the number of sellers greatly exceeds the number of buyers.

      In addition, the financial crisis in Southeast Asia and persistent recession in Japan began to adversely affect U.S. corporate earnings and economic growth during the second half of the year. Fear of a potential recession led to declining prices for the common stocks and convertible securities of many companies.

Why should events overseas affect convertible securities from issuers in the United States?

Economic weakness overseas can affect the profits of U.S. companies doing business in foreign markets.

                    4 Oppenheimer Convertible Securities Fund

[PHOTO]
Portfolio Management
Team (l to r)
Ted Everett
Mike Rosen
(Portfolio Manager)

For example, investor sentiment in the United States turned negative at mid-year when the Asian financial crisis spread to Russia, which effectively defaulted on many of its government bonds. The spread of the "Asian contagion" to other emerging markets renewed concerns that developed markets--including the United States--might suffer. As a result, many U.S. and foreign investors shifted their assets away from investments they perceived as risky. Emerging-market debt, high-yield corporate bonds, small-capitalization stocks and convertible securities such as preferred stocks were particularly hard hit during this "flight to quality."

      When the fourth quarter of the year began, however, many of the concerns about the global financial crisis began to ease. Investors appeared encouraged when the International Monetary Fund, the U.S. Federal Reserve Board and other nations' central banks announced measures designed to stimulate global economic growth. Perhaps most significant, the Japanese government announced plans to restructure its ailing banking system and boost its economy. With a possible end to the financial crisis in sight, the perceived risks to the U.S. economy appeared to be lower than they were just a few months earlier. As a result, the convertible securities market rebounded, reversing much--but not all--of its previous declines.

                    5 Oppenheimer Convertible Securities Fund

Avg Annual Total Returns
For the Periods Ended 12/31/98(1)

Class A
                  Since
1 year    5 year  Inception
---------------------------------
-1.90%    N/A     11.33%
---------------------------------

Class B
                  Since
1 year    5 year  Inception
---------------------------------
-1.54%    N/A     11.74%
---------------------------------

Class C
                  Since
1 year    5 year  Inception
---------------------------------
2.35%     N/A     10.17%
---------------------------------

Class M
1 year    5 year  10 year
---------------------------------
0.21%     10.07%  12.61%
---------------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

Historically, haven't convertible securities helped limit losses in declining stock markets?

Yes, convertible securities often help protect investors from the brunt of the volatility in the stock market. That's because convertible securities' yields effectively serve somewhat as a cushion during periods of market weakness. It's important to keep in mind, however, that most issuers of convertible securities are relatively small companies, and that small-capitalization stocks were particularly hard-hit during last summer's stock market declines.

How was the Fund managed in this environment?

We continued to employ the same disciplined, value-oriented investment approach that has guided the Fund in the past. We focus on the fundamental prospects of individual issuers of convertible securities that we believe are priced inexpensively, not on broad economic trends affecting entire markets or industries.

      During the first half of the year, our investment discipline helped us identify a number of securities in the portfolio whose prices had appreciated to the point at which we no longer considered them attractively valued. By eliminating these securities before the stock market declines in the third quarter, we were able to avoid holding those investments that we believed were most vulnerable to stock market volatility.

                    6 Oppenheimer Convertible Securities Fund

After the stock market's third quarter declines, our investment process helped us find convertible securities of financially sound companies selling at attractive prices. In some cases, in our opinion, prices of individual convertible securities declined to unwarranted levels during the "flight to quality" mentioned earlier. We sought to take advantage of temporary market inefficiencies--periods in which security prices do not reflect their true values--to acquire these investments at relatively low prices.

In what industries did you find the most attractive investment opportunities?

The biotechnology industry did well in 1998 after several years of lackluster returns. A number of bio-technology companies announced approvals of significant new drugs during the year, and others appear to be successfully negotiating the different phases of the Food and Drug Administration's approval process.

1. Total returns includes changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 5/1/95. The Fund's maximum sales charge for Class A shares was lower prior to 3/11/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 5/1/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 3/11/96. Class M returns include the current maximum initial sales charge of 3.25%. Class M shares have an inception date of 6/3/86. Prior to March 11, 1996, Class M shares were designated as Class A shares. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Class M shares are subject to an annual 0.50% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

                    7 Oppenheimer Convertible Securities Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

In addition, many pharmaceutical companies have performed nicely. That's because investors have appeared to prefer companies that are not very sensitive to changes in the economy. In fact, people often buy medicine regardless of economic conditions, which tends to benefit pharmaceutical companies.

      Another area of the market that provided attractive returns isn't so much an industry as a group of related industries: consumer-related companies such as retailers and advertising agencies. These companies benefited from strong consumer spending. Despite market volatility and expectations of slower economic growth, Americans continue to spend money at department and specialty stores.

      In addition, some areas of the technology industry have done very well in 1998, especially manufacturers of personal computers. The leaders in this segment have benefited from increased demand for lower-priced home and business computers. Finally, many telecommunications companies have turned in good performance, primarily as a result of higher demand for voice, image and data transmission services worldwide.

                    8 Oppenheimer Convertible Securities Fund

What is your outlook for convertible securities in 1999?

We are optimistic about the prospects for convertible securities regardless of common stock market conditions in 1999. If the stock market continues to be turbulent, we expect convertible securities to help provide a cushion against the full brunt of any declines. If the stock market advances in 1999, convertible securities should help provide some participation in any gains.

      Of the two market scenarios outlined above, we believe that the second is more likely. Most issuers of convertible securities have not performed as well as larger companies over the past few years and, as a result, their common stocks are attractively valued. In addition, because we believe that slower global economic growth will limit earnings potential for large companies in 1999, small companies appear poised to deliver comparatively higher rates of earnings growth.

      Finally, we believe that convertible securities' relatively high yields will make them increasingly attractive to income-oriented investors in 1999.


                    9 Oppenheimer Convertible Securities Fund

Asset Allocation2

[GRAPHIC]

o  Convertible
   Corporate Bonds
   & Notes                 62.5%
o  Other Securities        15.5
o  Structured
   Instruments              7.5
o  Preferred Stocks         6.5
o  Cash Equivalents         6.3
o  Common Stocks            1.7

Investors seeking investments that offer both current income and growth potential may find them in the convertible securities market. If income and growth are important to your financial goals then, in our opinion, convertible securities may be a valuable part of The Right Way to Invest.

Top 10 Holdings2
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc. Nts.                                               1.7%
--------------------------------------------------------------------------------
WMX Technologies, Inc. Nts.                                                 1.5
--------------------------------------------------------------------------------
Chiron Corp. Nts.                                                           1.5
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. STRYPES (Sun America, Inc.)                       1.4
--------------------------------------------------------------------------------
Thermo Electron Corp. Nts.                                                  1.3
--------------------------------------------------------------------------------
Pennzoil Co. Debs                                                           1.2
--------------------------------------------------------------------------------
Comverse Technology, Inc. Debs                                              1.2
--------------------------------------------------------------------------------
Owens Corning Capital LLC MIPS                                              1.2
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Linked Nts.                                      1.1
--------------------------------------------------------------------------------
Bankers Trust Linked Nts. (ACC Corp.)                                       1.1
--------------------------------------------------------------------------------

Sector Breakdown -- Convertible Corporate Bonds and Notes3
--------------------------------------------------------------------------------
Technology                                                                 17.2%
--------------------------------------------------------------------------------
Capital Goods                                                              14.2
--------------------------------------------------------------------------------
Healthcare                                                                 10.0
--------------------------------------------------------------------------------
Consumer Cyclicals                                                          8.9
--------------------------------------------------------------------------------
Telecommunications                                                          6.2
--------------------------------------------------------------------------------
Financial                                                                   2.7
--------------------------------------------------------------------------------
Energy                                                                      2.4
--------------------------------------------------------------------------------
Consumer Staples                                                            0.9
--------------------------------------------------------------------------------
Basic Materials                                                             0.5
--------------------------------------------------------------------------------
Transportation                                                              0.4
--------------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of December 31, 1998, and are based on total market value of investments.

3. Portfolio is subject to change. Percentages are as of December 31, 1998, and are based on net assets.


                   10 Oppenheimer Convertible Securities Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended December 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate sector index and two broad-based market indices.

      o Management's Discussion of Performance. During the Fund's fiscal year that ended December 31, 1998, Oppenheimer Convertible Securities Fund's performance was strongly influenced by global market conditions. While strong U.S. economic growth and low inflation supported the market's rise during the first half of the year, problems experienced by hedge funds and the spread of the global financial crisis precipitated sharp market declines in the third quarter. When financial crisis-related concerns eased in the fourth quarter, the Fund participated in some of the market's rebound. The Fund's portfolio holdings, allocations and management strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of the Fund held until December 31, 1998. In the case of Class A and B shares, performance is measured from the inception of the classes on May 1, 1995. In the case of Class C shares, from the inception of the class on March 11, 1996. In the case of Class M shares, performance is measured for a ten-year period. The Fund's performance reflects the deduction of the 5.75% and 3.25% maximum initial sales charge on Class A and Class M shares, respectively, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Goldman Sachs Convertible Bond 100 Index, the Lehman Brothers Aggregate Bond Index and the S&P 500 Index. The Goldman Sachs Convertible Bond 100 Index is an unmanaged index of convertible securities. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities, widely recognized as a measure of the performance of the domestic debt securities market. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the indices.


                   11 Oppenheimer Convertible Securities Fund

Fund performance
--------------------------------------------------------------------------------

CLASS A SHARES

Comparison of Change in Value of $10,000 Hypothetical Investements in:
Oppenheimer Convertible Securities Fund (Class A), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

[GRAPHIC]

                     Oppenheimer                 Goldman Sachs      Lehman
                     Convertible                  Convertible       Brothers
                     Securities      S&P 500       Bond 100        Aggregate
                    Fund Class A      Index          Index        Bond Index

      5/1/95            9,425         10,000         10,000         10,000
      12/31/95         10,890         12,176         11,481         11,123
      12/31/96         11,992         14,970         13,055         11,527
      12/31/97         14,243         19,963         15,601         12,640
      12/31/98         14,825         25,667         16,807         13,738

Average Annual Total Return of Class A Shares of the Fund at 12/31/98(1)

               1 Year   -1.90%             Life   11.33%

CLASS B SHARES

Comparison of Change in Value of $10,000 Hypothetical Investements in:
Oppenheimer Convertible Securities Fund (Class B), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

[GRAPHIC]

                     Oppenheimer                 Goldman Sachs      Lehman
                     Convertible                  Convertible       Brothers
                     Securities      S&P 500       Bond 100        Aggregate
                    Fund Class B      Index          Index        Bond Index

      5/1/95           10,000         10,000         10,000         10,000
      12/31/95         11,509         12,176         11,481         11,123
      12/31/96         12,577         14,970         13,055         11,527
      12/31/97         14,832         19,963         15,601         12,640
      12/31/98         15,022         25,667         16,807         13,738

Average Annual Total Return of Class B Shares of the Fund at 12/31/98(2)

               1 Year   -1.54%             Life   11.74%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for all three indices begins on 4/30/95 for Class A and Class B, 2/29/96 for Class C and 12/31/88 for Class M.

1. The inception date of Class A shares was 5/1/95. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 5/1/95. The average annual total returns are shown net of the applicable 5% (1-year) and 3% (since inception) contingent deferred sales charges. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.


                   12 Oppenheimer Convertible Securities Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investements in:
Oppenheimer Convertible Securities Fund (Class C), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

[GRAPHIC]

                     Oppenheimer                 Goldman Sachs      Lehman
                     Convertible                  Convertible       Brothers
                     Securities      S&P 500       Bond 100        Aggregate
                    Fund Class C      Index          Index        Bond Index

      3/11/96          10,000         10,000         10,000         10,000
      12/31/96         10,775         11,781         10,870         10,477
      12/31/97         12,701         15,710         12,990         11,488
      12/31/98         13,121         20,199         13,994         12,486

Average Annual Total Return of Class C Shares of the Fund at 12/31/98(3)

               1 Year   2.35%             Life   10.17%

Class M Shares

Comparison of Change in Value of $10,000 Hypothetical Investements in:
Oppenheimer Convertible Securities Fund (Class M), Goldman Sachs Convertible Bond 100 Index, Lehman Brothers Aggregate Bond Index, and S&P 500 Index

[GRAPHIC]

                     Oppenheimer                 Goldman Sachs      Lehman
                     Convertible                  Convertible       Brothers
                     Securities      S&P 500       Bond 100        Aggregate
                    Fund Class M      Index          Index        Bond Index

      12/31/88          9,675         10,000         10,000         10,000
      12/31/89         10,462         13,163         10,744         11,453
      12/31/90          9,611         12,754          9,640         12,479
      12/31/91         12,349         16,631         12,310         14,476
      12/31/92         16,199         17,896         14,183         15,548
      12/31/93         19,641         19,696         16,963         17,064
      12/31/94         19,407         19,955         16,140         16,566
      12/31/95         24,453         27,445         20,583         19,626
      12/31/96         26,795         33,743         23,404         20,339
      12/31/97         31,670         44,997         27,968         22,302
      12/31/98         32,803         57,854         30,131         24,240

Average Annual Total Return of Class M Shares of the Fund at 12/31/98(4)

         1 Year   0.21%         5 Year   10.07%      10 Year  12.61%

3. Class C shares of the Fund were first publicly offered on 3/11/96. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

4. Class M shares of the Fund were first publicly offered on 6/3/86. The average annual total returns are shown net of the applicable 3.25% maximum initial sales charge.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.


                   13 Oppenheimer Convertible Securities Fund

Financials
--------------------------------------------------------------------------------


                   14 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments December 31, 1998
--------------------------------------------------------------------------------

                                                                                 Face        Market Value
                                                                                Amount       See Note 1
==========================================================================================================
Convertible Corporate Bonds and Notes--63.4%
----------------------------------------------------------------------------------------------------------
Basic Materials--0.5%
----------------------------------------------------------------------------------------------------------
Gold & Precious Minerals--0.2%
Coeur D'Alene Mines Corp., 7.25% Cv. Unsec. Sub. Debs., 10/31/05              $ 3,000,000   $    1,781,250
----------------------------------------------------------------------------------------------------------
Metals--0.3%
Homestake Mining Co., 5.50% Cv. Sub. Nts., 6/23/00(1)                           4,000,000        3,845,000
----------------------------------------------------------------------------------------------------------
Capital Goods--14.2%
----------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.1%
Kellstrom Industries, Inc., 5.50% Cv. Unsec. Sub. Nts., 6/15/03                 3,000,000        3,078,750
----------------------------------------------------------------------------------------------------------
Orbital Sciences Corp., 5% Cv. Unsec. Sub. Nts., 10/1/02(2)                     5,000,000        8,287,500
                                                                                            --------------
                                                                                                11,366,250

----------------------------------------------------------------------------------------------------------
Industrial Services--9.6%
Cendant Corp., 3% Cv. Sub. Nts., 2/15/02                                        6,000,000        5,647,500
----------------------------------------------------------------------------------------------------------
Corestaff, Inc., 2.94% Cv. Sub. Nts., 8/15/04                                   7,000,000        5,617,500
----------------------------------------------------------------------------------------------------------
Danka Business Systems plc, 6.75% Cv. Sub. Nts., 4/1/02                         3,550,000        1,189,250
----------------------------------------------------------------------------------------------------------
EMCOR Group, Inc., 5.75% Cv. Sub. Nts., 4/1/05                                  5,000,000        4,281,250
----------------------------------------------------------------------------------------------------------
Getty Images, Inc., 4.75% Cv. Sub. Nts., 6/1/03(1)                              5,000,000        3,968,750
----------------------------------------------------------------------------------------------------------
Inacom Corp., 4.50% Cv. Sub. Debs., 11/1/04                                     2,500,000        2,181,250
----------------------------------------------------------------------------------------------------------
Interpublic Group Cos.:
1.80% Cv. Sub. Debs., 9/16/04(1)                                                4,000,000        4,460,000
1.80% Cv. Sub. Nts., 9/16/04                                                    7,000,000        7,805,000
----------------------------------------------------------------------------------------------------------
Mail-Well I Corp., 5% Sub. Nts., 11/1/02                                        5,000,000        4,493,750
----------------------------------------------------------------------------------------------------------
Mansur Industries, Inc., 8.25% Cv. Sub. Nts., 2/18/03(3)                        4,165,000        4,206,650
----------------------------------------------------------------------------------------------------------
Phoenix Investment Partners Corp., 6% Cv. Unsec. Sub.
Debs., 11/1/15                                                                  7,817,500        8,716,511
----------------------------------------------------------------------------------------------------------
Pride International, Inc., Zero Coupon Cv. Sub. Debs.,
5.80%, 4/24/18(4)                                                              20,000,000        5,525,000
----------------------------------------------------------------------------------------------------------
Robbins & Myers, Inc., 6.50% Unsec. Sub. Nts., 9/1/03                           1,500,000        1,449,375
----------------------------------------------------------------------------------------------------------
Thermo Ecotek Corp., 4.875% Cv. Sub. Debs., 4/15/04(1)                          5,000,000        4,262,500
----------------------------------------------------------------------------------------------------------
Thermo Fibertek, Inc., 4.50% Cv. Sub. Debs., 7/15/04(1)                         5,000,000        4,231,250
----------------------------------------------------------------------------------------------------------
Thermo TerraTech, Inc.:
4.625% Cv. Sub. Debs., 5/1/03(1)                                                1,500,000        1,276,875
4.625% Cv. Sub. Nts., 5/1/03                                                    1,798,000        1,530,547
----------------------------------------------------------------------------------------------------------
U.S. Filter Corp., 4.50% Cv. Sub. Nts., 12/15/01                                8,000,000        7,550,000
----------------------------------------------------------------------------------------------------------
WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05(2)                           16,350,000       16,063,875
----------------------------------------------------------------------------------------------------------
World Color Press, Inc., 6% Cv. Sub. Nts., 10/1/07                              5,500,000        5,458,750
                                                                                            --------------
                                                                                                99,915,583

----------------------------------------------------------------------------------------------------------
Manufacturing--3.5%
Berkshire Hathaway, Inc., 1% Sr. Exchangeable Nts., 12/2/01
(Exchangeable into Common Stock of Citigroup, Inc.)                            12,000,000       18,330,000
----------------------------------------------------------------------------------------------------------
Hexcel Corp. (New), 7% Cv. Unsec. Sub. Nts., 8/1/03                             4,250,000        3,554,062


                   15 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                 Face        Market Value
                                                                                Amount       See Note 1
==========================================================================================================
Manufacturing  (continued)
Mark IV Industries, Inc., 4.75% Cv. Sub. Nts., 11/1/04                        $12,000,000   $    9,615,000
----------------------------------------------------------------------------------------------------------
Synetic, Inc., 5% Cv. Sub. Debs., 2/15/07                                       5,000,000        4,343,750
                                                                                            --------------
                                                                                                35,842,812

----------------------------------------------------------------------------------------------------------
Consumer Cyclicals--8.9%
----------------------------------------------------------------------------------------------------------
Autos & Housing--5.5%
Hudson Hotels Corp., 7.50% Cv. Sub. Debs., 7/1/01(3)                            7,500,000        2,292,000
----------------------------------------------------------------------------------------------------------
Lennar Corp., Zero Coupon Cv. Debs., 3.88%, 7/29/18(4)                         16,540,000        7,380,975
----------------------------------------------------------------------------------------------------------
Magna International, Inc., 4.875% Cv. Sub. Debs., 2/15/05(1)                   10,000,000       10,287,500
----------------------------------------------------------------------------------------------------------
MascoTech, Inc., 4.50% Cv. Sub. Debs., 12/15/03                                11,000,000        8,965,000
----------------------------------------------------------------------------------------------------------
Rouse Co., 5.75% Cv. Sub. Nts., 7/23/02                                        10,450,000       10,854,938
----------------------------------------------------------------------------------------------------------
Security Capital U.S. Realty, 2% Cv. Sr. Unsec. Bonds, 5/22/03
(converts to shares of Security Capital U.S. Realty)(3)                        14,500,000       11,455,000
----------------------------------------------------------------------------------------------------------
Speedway Motorsports, Inc., 5.75% Cv. Sub. Debs., 9/30/03                       4,000,000        4,340,000
----------------------------------------------------------------------------------------------------------
Sunbeam Corp., Zero Coupon Cv. Sub. Debs., 5.96%, 3/25/18(1)(4)                 9,500,000        1,116,250
                                                                                            --------------
                                                                                                56,691,663

----------------------------------------------------------------------------------------------------------
Media--0.3%
Thomas Nelson, Inc., 5.75% Cv. Nts., 11/30/99(1)                                3,000,000        3,030,000
----------------------------------------------------------------------------------------------------------
Retail: General--0.2%
Travel Ports of America, Inc.,  8.50% Cv. Sr. Sub. Debs.,
1/15/05 (Reg S)(3)                                                              2,407,000        2,589,595
----------------------------------------------------------------------------------------------------------
Retail: Specialty--2.9%
Corporate Express, Inc., 4.50% Cv. Sub. Nts., 7/1/00                            4,000,000        3,460,000
----------------------------------------------------------------------------------------------------------
Costco Cos., Inc., Zero Coupon Cv. Sub. Nts.:
3.50%, 8/19/17(1)(2)(4)                                                         8,000,000        6,660,000
3.91%, 8/19/17(2)(4)                                                            7,000,000        5,827,500
----------------------------------------------------------------------------------------------------------
Home Depot, Inc., 3.25% Cv. Sub. Nts., 10/1/01(2)                               4,000,000       10,560,000
----------------------------------------------------------------------------------------------------------
Nine West Group, Inc., 5.50% Cv. Sub. Nts., 7/15/03                             5,000,000        3,943,750
                                                                                            --------------
                                                                                                30,451,250

----------------------------------------------------------------------------------------------------------
Consumer Staples--0.9%
----------------------------------------------------------------------------------------------------------
Entertainment--0.4%
Imax Corp., 5.75% Cv. Debs., 4/1/03                                             3,000,000        4,428,750
----------------------------------------------------------------------------------------------------------
Tobacco--0.5%
Standard Commercial Corp., 7.25% Cv. Sub. Debs., 3/31/07                        6,098,000        4,664,970
----------------------------------------------------------------------------------------------------------
Energy--2.4%
----------------------------------------------------------------------------------------------------------
Energy Services & Producers--0.9%
Diamond Offshore Drilling, Inc., 3.75% Cv. Unsec. Sub. Nts., 2/15/07            6,000,000        5,587,500
----------------------------------------------------------------------------------------------------------
Nabors Industries, Inc., 5% Cv. Sub. Nts., 5/15/06                              4,000,000        3,910,000
                                                                                            --------------
                                                                                                 9,497,500


                   16 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 Face        Market Value
                                                                                Amount       See Note 1
==========================================================================================================
Oil: Domestic--1.5%
Pennzoil Co., 4.95% Cv. Debs., 8/15/08                                        $13,378,000   $   13,143,885
----------------------------------------------------------------------------------------------------------
Remington Oil & Gas Corp., 8.25% Cv. Sub. Nts., 12/1/02                         2,000,000        1,970,000
                                                                                            --------------
                                                                                                15,113,885

----------------------------------------------------------------------------------------------------------
Financial--2.7%
----------------------------------------------------------------------------------------------------------
Banks--0.5%
Deutsche Bank Finance NV, 2% Cv. Nts., 12/22/03
(exchangeable to Allianz)                                                       4,500,000        5,685,075
----------------------------------------------------------------------------------------------------------
Diversified Financial--1.8%
Bell Atlantic Financial Services Corp.:
4.25% Sr. Exchangeable Nts., 9/15/05
(exchangeable for shares of Cable
& Wireless Communications plc or cash)(1)                                       8,000,000        8,290,000
5.75% Cv. Sr. Unsec. Nts., 4/1/03
(cv. into common stock of Telecom Corp. of New Zealand)(1)                     10,000,000       10,362,500
                                                                                            --------------
                                                                                                18,652,500

----------------------------------------------------------------------------------------------------------
Insurance--0.4%
Penn Treaty American Corp., 6.25% Cv. Sub. Nts., 12/1/03                        3,250,000        3,558,750
----------------------------------------------------------------------------------------------------------
Westbridge Capital Corp., 7.50% Cv. Sub. Nts., 5/1/04(3)(5)                     1,130,000          189,275
                                                                                            --------------
                                                                                                 3,748,025

----------------------------------------------------------------------------------------------------------
Healthcare--10.0%
----------------------------------------------------------------------------------------------------------
Healthcare/Drugs--5.6%
ALZA Corp., 5% Cv. Sub. Debs., 5/1/06(2)                                        6,000,000        8,677,500
----------------------------------------------------------------------------------------------------------
Athena Neurosciences, Inc., 4.75% Cv. Nts., 11/15/04(1)                         5,000,000        5,887,500
----------------------------------------------------------------------------------------------------------
Centocor, Inc., 4.75% Cv. Unsec. Sub. Debs., 2/15/05(2)                         4,000,000        4,235,000
----------------------------------------------------------------------------------------------------------
Chiron Corp., 1.90% Cv. Sub. Nts., 11/17/00(1)                                 15,000,000       15,318,750
----------------------------------------------------------------------------------------------------------
Fuisz Technologies Ltd.:
7% Cv. Sub. Debs., 10/15/04(1)                                                  6,000,000        6,517,500
7% Cv. Sub. Debs., 10/15/04                                                       850,000          923,313
----------------------------------------------------------------------------------------------------------
Roche Holdings, Inc.:
Zero Coupon Cv. Liquid Yield Option Nts., 5.49%, 4/20/10(1)(4)                 12,000,000        7,792,560
Zero Coupon Exchangeable Liquid Yield Option Nts.,
6.38%, 5/6/12(1)(4)                                                            10,000,000        5,343,800
----------------------------------------------------------------------------------------------------------
Sepracor, Inc., 7% Nts., 12/15/05(1)                                            3,000,000        2,973,750
                                                                                            --------------
                                                                                                57,669,673

----------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services--4.4%
Concentra Managed Care, Inc.:
4.50% Cv. Sub. Nts., 3/15/03(1)                                                 2,000,000        1,522,500
6% Cv. Unsec. Sub. Nts., 12/15/01                                               2,000,000        1,705,000
----------------------------------------------------------------------------------------------------------
Equity Corp. International, 4.50% Cv. Unsec. Sub. Debs., 12/31/04               1,000,000        1,198,750


                   17 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                 Face        Market Value
                                                                                Amount       See Note 1
==========================================================================================================
Healthcare/Supplies & Services (continued)
Genzyme Corp. (General Division), 5.25% Cv. Sub. Unsec.
Nts., 6/1/05                                                                  $ 4,000,000   $    5,670,000
----------------------------------------------------------------------------------------------------------
HEALTHSOUTH Corp., 3.25% Cv. Sub. Nts., 4/1/03                                  4,500,000        3,847,500
----------------------------------------------------------------------------------------------------------
NovaCare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                                   3,250,000        2,405,000
----------------------------------------------------------------------------------------------------------
Omnicare, Inc., 5% Cv. Sub. Debs., 12/1/07(1)                                   5,000,000        5,431,250
----------------------------------------------------------------------------------------------------------
PhyCor, Inc., 4.50% Cv. Sub. Debs., 2/15/03                                     5,000,000        3,025,000
----------------------------------------------------------------------------------------------------------
Quintiles Transnational Corp., 4.25% Cv. Sub. Nts., 5/31/00(2)                  6,000,000        8,175,000
----------------------------------------------------------------------------------------------------------
St. Jude Medical, Inc., 5.75% Cv. Sub. Nts., 8/15/01                            6,000,000        6,360,000
----------------------------------------------------------------------------------------------------------
ThermoTrex Corp., 3.25% Cv. Gtd. Bonds, 11/1/07                                 4,000,000        2,800,000
----------------------------------------------------------------------------------------------------------
Veterinary Centers of America, Inc.:
5.25% Cv. Sub. Debs., 5/1/06                                                    4,050,000        3,361,500
5.25% Cv. Unsec. Sub. Debs., Series REGS, 5/1/06                                  570,000          473,100
                                                                                            --------------
                                                                                                45,974,600

----------------------------------------------------------------------------------------------------------
Technology--17.2%
----------------------------------------------------------------------------------------------------------
Computer Hardware--2.0%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                                      4,000,000        3,110,000
----------------------------------------------------------------------------------------------------------
Level One Communications, Inc., 4% Cv. Sub. Nts., 9/1/04                        3,000,000        4,428,750
----------------------------------------------------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts., 8/1/04                                         4,500,000        4,303,125
----------------------------------------------------------------------------------------------------------
Telxon Corp.:
5.75% Cv. Sub. Nts., 1/1/03(1)                                                  2,250,000        1,769,063
5.75% Cv. Sub. Nts., 1/1/03                                                     4,500,000        3,538,125
----------------------------------------------------------------------------------------------------------
Western Digital Corp., Zero Coupon Cv. Unsec. Sub. Debs.,
8.39%, 2/18/18(4)                                                              10,000,000        3,037,500
                                                                                            --------------
                                                                                                20,186,563

----------------------------------------------------------------------------------------------------------
Computer Software/Services--4.7%
BEA Systems, Inc., 4% Sub. Nts., 6/15/05(1)                                     7,000,000        4,698,750
----------------------------------------------------------------------------------------------------------
HNC Software, Inc., 4.75% Cv. Unsec. Sub. Nts., 3/1/03                          6,500,000        7,109,375
----------------------------------------------------------------------------------------------------------
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs., 3/15/05                       4,000,000        2,920,000
----------------------------------------------------------------------------------------------------------
MacNeal-Schwendler Corp., 7.875% Cv. Sub. Debs., 8/18/04                        2,517,000        2,337,664
----------------------------------------------------------------------------------------------------------
National Data Corp., 5% Cv. Sub. Nts., 11/1/03                                  8,100,000        8,687,250
----------------------------------------------------------------------------------------------------------
Network Associates, Inc., Zero Coupon Cv. Sub.
Debs., 4.53%, 2/13/18(1)(2)(4)                                                 14,000,000        8,487,500
----------------------------------------------------------------------------------------------------------
PLATINUM Technology, Inc., 6.75% Cv. Sub. Nts., 11/15/01(2)                     3,000,000        4,102,500
----------------------------------------------------------------------------------------------------------
Beyond.Com Corp., 7.25% Cv. Sub. Nts., 12/1/03(1)                               4,000,000        4,885,000
----------------------------------------------------------------------------------------------------------
Tecnomatix Technologies Ltd.:
5.25% Cv. Sub. Nts., 8/15/04(1)                                                 3,000,000        2,347,500
5.25% Cv. Sub. Nts., 8/15/04                                                    4,200,000        3,286,500
                                                                                            --------------
                                                                                                48,862,039


                   18 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                 Face        Market Value
                                                                                Amount       See Note 1
==========================================================================================================
Electronics--10.5%
Advanced Micro Devices, Inc., 6% Cv. Sub. Nts., 5/15/05                       $ 6,000,000   $    6,157,500
----------------------------------------------------------------------------------------------------------
Analog Devices, Inc., 3.50% Cv. Sub. Nts., 12/1/00(2)                           6,000,000        9,075,000
----------------------------------------------------------------------------------------------------------
Atmel Corp., Zero Coupon Cv. Sub. Debs., 7.25%, 4/21/18(1)(4)                  15,000,000        4,631,250
----------------------------------------------------------------------------------------------------------
California Microwave, Inc., 5.25% Cv. Sub. Nts., 12/15/03                       9,645,000        5,847,281
----------------------------------------------------------------------------------------------------------
Checkpoint Systems, Inc.:
5.25% Cv. Sub. Debs., 11/1/05                                                   3,900,000        3,280,875
5.25% Cv. Unsec. Bonds, 11/1/05(1)                                              5,200,000        4,374,500
----------------------------------------------------------------------------------------------------------
Cirrus Logic, Inc., 6% Cv. Sub Nts., 12/15/03                                   7,000,000        5,153,750
----------------------------------------------------------------------------------------------------------
Itron, Inc., 6.75% Unsec. Sub. Nts., 3/31/04                                    2,325,000        1,534,500
----------------------------------------------------------------------------------------------------------
National Semiconductor Corp., 6.50% Cv. Sub. Debs., 10/1/02                     7,500,000        6,618,750
----------------------------------------------------------------------------------------------------------
Park Electrochemical Corp., 5.50% Cv. Sub. Nts., 3/1/06                         2,000,000        1,792,500
----------------------------------------------------------------------------------------------------------
Solectron Corp., 6% Cv. Sub. Nts., 3/1/06(1)(2)                                 4,000,000       10,880,000
----------------------------------------------------------------------------------------------------------
Thermo Electron Corp., 4.25% Cv. Sub. Nts., 1/1/03(1)                          15,500,000       13,814,375
----------------------------------------------------------------------------------------------------------
Thermo Instrument Systems, Inc.:
3.75% Cv. Sr. Unsec. Nts., 9/15/00                                              1,085,000        1,236,900
4% Cv. Gtd. Nts., Series RG, 1/15/05                                            3,999,999        3,265,000
----------------------------------------------------------------------------------------------------------
Thermo Optek Corp., 5% Cv. Sub. Debs., 10/15/00(1)                              9,535,000        9,141,681
----------------------------------------------------------------------------------------------------------
Thermo Voltek Corp., 3.75% Cv. Sub. Debs., 11/15/00                             2,470,000        2,395,900
----------------------------------------------------------------------------------------------------------
ThermoQuest Corp., 5% Cv. Sub. Debs., 8/15/00(1)                                9,775,000        9,787,219
----------------------------------------------------------------------------------------------------------
Xilinx, Inc., 5.25% Cv. Sub. Nts., 11/1/02(2)                                   8,000,000       10,420,000
                                                                                            --------------
                                                                                               109,406,981

----------------------------------------------------------------------------------------------------------
Telecommunications--6.2%
----------------------------------------------------------------------------------------------------------
Telephone Utilities--1.0%
GTE Corp., 6% Cv. Sub. Debs., 4/1/12 (Cv. into Cash
at 96.657% of Face)(3)                                                         11,004,000       10,646,370
----------------------------------------------------------------------------------------------------------
Telecommunications/Technology--5.2%
Aspect Telecommunications, Inc., Zero Coupon Cv. Sub. Debs.,
7.98%, 8/10/18(1)(4)                                                            7,500,000        1,762,500
----------------------------------------------------------------------------------------------------------
Comverse Technology, Inc., 5.75% Cv. Sub. Debs., 10/1/06(2)                     8,065,000       12,914,081
----------------------------------------------------------------------------------------------------------
France Telecom, ADN, 2% Unsub. Nts., 1/1/04(3)                                  5,432,000        5,377,680
----------------------------------------------------------------------------------------------------------
Gilat Satellite Networks Ltd., 6.50% Cv. Sub. Nts., 6/3/04(1)                   7,250,000       10,222,500
----------------------------------------------------------------------------------------------------------
International CableTel, Inc., 7% Cv. Sub. Nts., 6/15/08                         2,000,000        3,057,500
----------------------------------------------------------------------------------------------------------
NTL, Inc., 7% Cv. Sub. Nts., 12/15/08(1)(2)                                     5,000,000        5,412,500
----------------------------------------------------------------------------------------------------------
Premiere Technologies, Inc., 5.75% Cv. Sub. Nts., 7/1/04                        3,500,000        1,820,000
----------------------------------------------------------------------------------------------------------
SmarTalk TeleServices, Inc.:
5.75% Cv. Sub. Nts., 9/15/04(1)                                                 9,000,000        2,497,500
5.75% Cv. Sub. Nts., 9/15/04                                                    1,000,000          277,500
----------------------------------------------------------------------------------------------------------
U.S. Cellular Corp., Zero Coupon Cv. Sub. Liquid Yield
Option Nts., 5.82%, 6/15/15(4)                                                 26,000,000       10,692,500
                                                                                            --------------
                                                                                                54,034,261


                   19 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                 Face        Market Value
                                                                                Amount       See Note 1
==========================================================================================================
Transportation--0.4%
----------------------------------------------------------------------------------------------------------
Air Transportation--0.3%
Continental Airlines, Inc., 6.75% Cv. Sub. Nts., 4/15/06(2)                   $ 3,000,000   $    3,652,500
----------------------------------------------------------------------------------------------------------
Shipping--0.1%
Offshore Logistics, Inc., 6% Cv. Unsec. Sub. Nts., 12/15/03                     1,000,000          863,750
                                                                                            --------------
Total Convertible Corporate Bonds and Notes (Cost $643,049,575)                                658,600,845

                                                                                Shares
==========================================================================================================
Preferred Stocks--6.6%
----------------------------------------------------------------------------------------------------------
Budget Group, Inc., 6.25% Cv.(1)                                                  104,000        4,030,000
----------------------------------------------------------------------------------------------------------
Danskin, Inc., $88.2722 Cv. Preferred, Series D
(Cv. into 1,471,203 Restricted Common Shares)(3)(6)                                    88          882,722
----------------------------------------------------------------------------------------------------------
Estee Lauder Co., 6.25% Cv. Preferred Stock                                        75,000        5,812,500
----------------------------------------------------------------------------------------------------------
K-Mart Financing I, 7.75% Cv. Preferred Stock                                     135,000        7,821,563
----------------------------------------------------------------------------------------------------------
Medpartners, Inc., 6.50% Cv., Non-Vtg                                             195,200        1,500,600
----------------------------------------------------------------------------------------------------------
Microsoft Corp., $2.196 Cv., Series A                                              80,000        7,820,000
----------------------------------------------------------------------------------------------------------
Monsanto Co., 6.50% Cv.(6)                                                        201,500        9,873,500
----------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 4.75% Cv. Preferred Stock                                   151,400        6,434,500
----------------------------------------------------------------------------------------------------------
Sealed Air Corp. (New), $2.00 Cv. Preferred Stock, Series A                       150,000        7,781,250
----------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp., 6.50% Cv.(1)(6)                                    225,000        2,981,250
----------------------------------------------------------------------------------------------------------
Skytel Communications, Inc., $2.25 Cv. Sub. Debs                                  171,100        5,325,489
----------------------------------------------------------------------------------------------------------
Sun Financing I, 7% Cv.(1)(6)                                                      40,000          430,000
----------------------------------------------------------------------------------------------------------
Unocal Corp., 6.25% Cv. Preferred                                                 125,000        6,109,375
----------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 7% Cv. Cum. Preferred Stock,
Series D, Non-Vtg                                                                  50,000        2,300,000
                                                                                            --------------
Total Preferred Stocks (Cost $68,977,400)                                                       69,102,749

==========================================================================================================
Other Securities--15.7%
----------------------------------------------------------------------------------------------------------
Basic Materials--0.9%
----------------------------------------------------------------------------------------------------------
Metals--0.3%
USX Capital Trust, 6.75% Cv. Preferred Stock                                       80,200        3,363,387
----------------------------------------------------------------------------------------------------------
Paper--0.6%
International Paper Capital Trust, 5.25% Cv. Preferred Securities, 7/20/25
(Cv. into Common Stock of International Paper Co.)                                125,000        6,046,875
----------------------------------------------------------------------------------------------------------
Capital Goods--3.7%
----------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.7%
Coltec Capital Trust, 5.25% Cv. Preferred Stock(1)                                150,000        6,637,500
----------------------------------------------------------------------------------------------------------
Industries Services--1.4%
Central Parking Financial Trust, 5.25% Cv.(6)                                     100,000        1,987,500
----------------------------------------------------------------------------------------------------------
Owens & Miner Trust I, 5.375% Cv. Preferred Stock(1)                              160,000        7,580,000


                   20 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                                Shares       See Note 1
==========================================================================================================
Industries Services  (continued)
United Rental Trust I, 6.50% Cv. Quarterly Income
Preferred Securities(1)                                                           110,000   $    5,293,750
                                                                                            --------------
                                                                                                14,861,250

----------------------------------------------------------------------------------------------------------
Manufacturing--1.6%
CNF Trust I, $2.50 Term Convertible Securities, Series A, 6/1/12
(Cv. into Common Stock of CNF Transportation, Inc.)                               150,000        8,531,250
----------------------------------------------------------------------------------------------------------
Elsag Bailey Financing Trust, 5.50% Cv. Trust Originated
Preferred Securities, 12/31/35 (Cv. into Common Stock of
Elsag Bailey Process Automation NV)                                               125,000        7,609,375
                                                                                            --------------
                                                                                                16,140,625

----------------------------------------------------------------------------------------------------------
Consumer Cyclicals--3.4%
----------------------------------------------------------------------------------------------------------
Autos & Housing--2.7%
Daimler Benz AG, ADNs representing 5.75% Sub.
Mandatory Cv. Nts.                                                                 27,988        2,718,334
----------------------------------------------------------------------------------------------------------
Equity Office Properties Trust,
5.25% Cum. Cv. Preferred, Series B, Non-Vtg                                       125,000        4,796,875
----------------------------------------------------------------------------------------------------------
Fleetwood Capital Trust, 6% Cv                                                     20,000          937,500
----------------------------------------------------------------------------------------------------------
Fleetwood Enterprises Capital Trust I, 6% Cv. Preferred Stock(1)                  100,000        4,687,500
----------------------------------------------------------------------------------------------------------
Kaufman & Broad Home Corp., 8.25% Cv. Preferred Redeemable
Increased Dividend Equity Securities                                              300,000        2,700,000
----------------------------------------------------------------------------------------------------------
Owens Corning Capital LLC, 6.50% Cv. Monthly Income
Preferred Securities, Non-Vtg.(1)                                                 250,000       12,468,750
                                                                                            --------------
                                                                                                28,308,959

----------------------------------------------------------------------------------------------------------
Media--0.7%
News Corp. Ltd., 5% Exchangeable Trust Originated
Preferred Securities, 1/2/16 (Exchangeable for Ordinary
Shares of British Sky Broadcasting Group plc)(1)                                   80,000        6,950,000
----------------------------------------------------------------------------------------------------------
Consumer Staples--2.7%
----------------------------------------------------------------------------------------------------------
Consumer Services--0.2%
Central Parking Financial Trust, 5.25% Cv. Preferred Stock(1)                     105,000        2,086,875
----------------------------------------------------------------------------------------------------------
Entertainment--1.0%
Houston Industries, Inc., 7% Automatic Common Exchange Securities,
Exchangeable for Time Warner, Inc. Common Stock, 7/1/00                           100,000       10,637,500
----------------------------------------------------------------------------------------------------------
Food--0.6%
Suiza Capital Trust II/Suiza Foods Corp., 5.50% Cv. Preferred Stock               150,000        6,543,750
----------------------------------------------------------------------------------------------------------
Household Goods--0.9%
Newell Financial Trust I, 5.25% Cv. Preferred Stock(1)                            175,000        9,231,250


                   21 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                                Shares       See Note 1
==========================================================================================================
Energy--0.7%
----------------------------------------------------------------------------------------------------------
Energy Services & Producers--0.7%
El Paso Energy Corp. Capital Trust I, 4.75% Cv. Preferred Stock                   150,000   $    7,181,250
----------------------------------------------------------------------------------------------------------
Financial--1.0%
----------------------------------------------------------------------------------------------------------
Banks--1.0%
National Australia Bank Ltd., ExCaps (each ExCap consists of
$25 principal amount of 7.875% Perpetual Capital Security and a purchase contract entitling the holder to exchange ExCaps
for ordinary shares of the bank)(7)                                               372,900       10,394,588
----------------------------------------------------------------------------------------------------------
Telecommunications--1.8%
----------------------------------------------------------------------------------------------------------
Telecommunications/Technology--0.4%
Corning Delaware LP, 6% Cv. Monthly Income Preferred Securities                    66,400        4,648,000
----------------------------------------------------------------------------------------------------------
Telephone Utilities--1.4%
MediaOne Group, Inc., 6.25% Cv. Premium Income Exchangeable
Securities for Airtouch Communications, Inc. Common Stock                         147,900        9,835,350
----------------------------------------------------------------------------------------------------------
SBC Communications, Inc., 7.75% Debt Exchangeable for
Common Stock (exchangeable for shares of Telefonos de Mexico)                     100,000        4,450,000
                                                                                            --------------
                                                                                                14,285,350

----------------------------------------------------------------------------------------------------------
Transportation--0.9%
----------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.9%
Union Pacific Capital Trust, 6.25% Cum. Term Income Deferrable
Equity Securities, Non-Vtg                                                        200,000        9,300,000
----------------------------------------------------------------------------------------------------------
Utilities--0.6%
----------------------------------------------------------------------------------------------------------
Gas Utilities--0.6%
AES Trust I, $2.6875 Term Convertible Securities, Series A, 3/31/27
(Cv. into Common Stock of The AES Corp.)(2)                                        95,500        6,637,249
                                                                                            --------------
Total Other Securities (Cost $155,471,877)                                                     163,254,408

==========================================================================================================
Common Stocks--1.7%
----------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                       40,080        2,257,005
----------------------------------------------------------------------------------------------------------
Danskin, Inc.(6)(8)                                                             3,557,210        3,557,210
----------------------------------------------------------------------------------------------------------
Danskin, Inc. Restricted Common Shares(3)(6)(8)                                   289,251          173,551
----------------------------------------------------------------------------------------------------------
Orion Capital Corp.                                                                60,002        2,388,830
----------------------------------------------------------------------------------------------------------
Philip Morris Cos., Inc.                                                           66,000        3,531,000
----------------------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.(3)(6)                                                30,803          204,095
----------------------------------------------------------------------------------------------------------
SunAmerica, Inc.(2)                                                                65,923        5,348,003
----------------------------------------------------------------------------------------------------------
Travel Ports of America, Inc.                                                     111,831          307,535
                                                                                            --------------
Total Common Stocks (Cost $8,998,576)                                                           17,767,229


                   22 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                             Market Value
                                                                                Units        See Note 1
==========================================================================================================
Rights, Warrants and Certificates--0.0%
----------------------------------------------------------------------------------------------------------
Danskin, Inc. Wts., Exp. 10/04(3)                                                 367,801   $      117,696
----------------------------------------------------------------------------------------------------------
Portion of Danskin, Inc. Promissory Nt., to be used to purchase
53,309 shares of Restricted Common Stock in Rights Offering(3)                         --           15,993
----------------------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts., Exp. 1/01(3)                                         27,000               --
                                                                                            --------------
Total Rights, Warrants and Certificates (Cost $15,993)                                             133,689

                                                                                 Face
                                                                                Amount
==========================================================================================================
Structured Instruments--7.6%
----------------------------------------------------------------------------------------------------------
Bankers Trust Linked Nts., 3.10%, 11/5/02 (ACC Corp.)(3)                      $ 8,000,000       11,650,000
----------------------------------------------------------------------------------------------------------
Bear Stearns Cos., Inc. Equity Linked Participation Securities,
3%, 9/17/02 (NETA)(3)                                                           8,000,000        9,321,600
----------------------------------------------------------------------------------------------------------
J.P. Morgan & Co., Inc., Mandatory Exchangeable Debt Securities,
5%, 7/21/00 (exchangeable into Ethan Allen common stock)                       14,060,000        6,057,048
----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 7.25% Structured Yield Product
Exchangeable for Common Stock of SunAmerica, Inc., 6/15/99                        195,000       14,527,500
----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Principal-Protected Technology
Basket Performance Linked Nts., Series B, 7%, 8/18/00                          10,000,000       12,000,000
----------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., Principal-Protected Technology
Basket Performance Linked Nts., Zero Coupon, 2/2/05
(based on the performance of Microsoft Corp.
and Hewlett-Packard Co.)                                                        5,000,000        6,775,000
----------------------------------------------------------------------------------------------------------
NationsBank NA/Frontier Corp.  Linked Certificates of Deposits,
6%, 5/22/00(3)                                                                 10,000,000       10,950,000
----------------------------------------------------------------------------------------------------------
NationsBank NA/The Boeing Co. BA Enhanced Yield Equity-
Linked Certificates of Deposits, 5%, 7/15/00(3)                                10,000,000        7,563,000
                                                                                            --------------
Total Structured Instruments (Cost $70,040,702)                                                 78,844,148

----------------------------------------------------------------------------------------------------------
Repurchase Agreements--6.4%
----------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 4.75%, dated 12/31/98, to be repurchased at $66,435,044 on 1/4/99,
collateralized by U.S. Treasury Nts., 4%-8.875%, 2/15/99-7/15/06,
with a value of $67,754,828, (Cost $66,400,000)                                66,400,000       66,400,000

----------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,012,954,123)                                   101.4%   1,054,103,068
----------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                (1.4)     (14,811,378)
                                                                           --------------   --------------
Net Assets                                                                          100.0%  $1,039,291,690
                                                                           ==============   ==============


                   23 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $269,666,948 or 25.95% of the Fund's net assets as of December 31, 1998.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                               Shares             Expiration   Exercise    Premium         Market Value
                               Subject to Call    Date         Price       Received        See Note 1
-------------------------------------------------------------------------------------------------------
AES Corp.                       70,000            2/99         $45.00      $  280,391      $   315,000
AES Corp.                       50,000            5/99          50.00         198,493          200,000
ALZA Corp., Cl. A               40,000            1/99          50.00         128,796          125,000
ALZA Corp., Cl. A               50,000            4/99          47.50         267,241          350,000
ALZA Corp., Cl. A               40,000            4/99          55.00         118,796          115,000
Analog Devices, Inc.            50,000            3/99          22.50         154,745          475,000
Analog Devices, Inc.            50,000            3/99          30.00         160,995          225,000
Centocor, Inc.                  30,000            4/99          50.00         227,842          116,250
Centocor, Inc.                  30,000            4/99          55.00         160,345           69,375
Comverse Technology, Inc.       50,000            1/99          50.00         242,242        1,043,750
Comverse Technology, Inc.       50,000            4/99          50.00         348,488        1,125,000
Continental Airlines, Inc.      50,000            3/99          40.00         242,242           78,125
Costco Cos., Inc.               50,000            4/99          55.00         329,739          918,750
Costco Cos., Inc.               30,000            4/99          60.00         182,844          423,750
Home Depot, Inc.                50,000            1/99          45.00         148,495          775,000
Home Depot, Inc.                50,000            1/99          50.00         142,245          562,500
Home Depot, Inc.                50,000            2/99          55.00         142,245          381,250
NTL, Inc.                       50,000            3/99          60.00         298,490          212,500
Network Associates, Inc.        50,000            3/99          60.00         254,741          493,750
Orbital Sciences Corp.          50,000            3/99          35.00         160,995          493,750
Orbital Sciences Corp.          50,000            6/99          35.00         248,492          568,750
PLATINUM Technology, Inc.      100,000            6/99          20.00         296,990          362,500
Quintiles Transnational Corp.   40,000            1/99          50.00         178,794          160,000
Quintiles Transnational Corp.   40,000            4/99          55.00         178,794          185,000
Solectron Corp.                100,000            4/99          60.00         648,228        3,287,500
SunAmerica, Inc.                65,000            1/99          80.00         289,915          178,750
WMX Technologies, Inc.          75,000            1/99          60.00         148,889            4,687
WMX Technologies, Inc.          50,000            4/99          50.00         201,618          150,000
Xilinx, Inc.                   100,000            3/99          50.00         684,477        1,600,000
                                                                           ----------      -----------
                                                                           $7,066,607      $14,995,937
                                                                           ==========      ===========


                   24 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.

4. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

5. Non-income producing--issuer is in default.

6. Non-income producing security.

7. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

8. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 1998. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 1998, amounts to $3,730,761. Transactions during the period in which the issuer was an affiliate are as follows:

                                         Shares                                     Shares
                                         December 31,    Gross        Gross         December 31,   Dividend
                                         1997            Additions    Reductions    1998           Income
-----------------------------------------------------------------------------------------------------------
Danskin, Inc.                            3,492,903       620,107      555,800       3,557,210      $9,830
-----------------------------------------------------------------------------------------------------------
Danskin, Inc., Restricted Common Shares        --        289,251           --       289,251            --
                                                                                                   ------
                                                                                                   $9,830
                                                                                                   ======

See accompanying Notes to Financial Statements.


                   25 Oppenheimer Convertible Securities Fund

-------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1998
-------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,008,403,530)                    $ 1,050,372,307
Affiliated companies (cost $4,550,593)                                3,730,761
-------------------------------------------------------------------------------
Cash                                                                    122,731
-------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                7,715,839
Investments sold                                                      1,033,583
Shares of beneficial interest sold                                      822,041
Other                                                                    24,622
                                                                ---------------
Total assets                                                      1,063,821,884

===============================================================================
Liabilities
Options written, at value (premiums received $7,066,607)--
see accompanying statement--Note 5                                   14,995,937
-------------------------------------------------------------------------------
Payables and other liabilities:
Dividends and distributions                                           5,492,593
Shares of beneficial interest redeemed                                2,476,540
Accrued taxes--Note 1                                                   693,569
Distribution and service plan fees                                      658,275
Trustees' fees                                                           35,851
Other                                                                   177,429
                                                                ---------------
Total liabilities                                                    24,530,194

===============================================================================
Net Assets                                                      $ 1,039,291,690
                                                                ===============

===============================================================================
Composition of Net Assets
Paid-in capital                                                 $ 1,012,046,201
-------------------------------------------------------------------------------
Overdistributed net investment income                                   (14,718)
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions             (5,959,408)
-------------------------------------------------------------------------------
Net unrealized appreciation on investments                           33,219,615
                                                                ---------------
Net assets                                                      $ 1,039,291,690
                                                                ===============


                   26 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $221,692,547 and 14,935,710
shares of beneficial interest outstanding)                                $14.84
Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                             $15.75

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $445,544,069 and 29,971,680
shares of beneficial interest outstanding)                                $14.87

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $108,338,699 and 7,302,632
shares of beneficial interest outstanding)                                $14.84

--------------------------------------------------------------------------------
Class M Shares:
Net asset value and redemption price (based on net assets
of $263,716,375 and 17,769,379 shares of beneficial interest
outstanding)                                                              $14.84
Maximum offering price per share (net asset value plus
sales charge of 3.25% of offering price)                                  $15.34

See accompanying Notes to Financial Statements.


                   27 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended December 31, 1998
--------------------------------------------------------------------------------

=======================================================================================
Investment Income
Interest (net of foreign withholding taxes of $30,202)                     $ 50,509,005
---------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                        7,381,732
Affiliated companies                                                              9,830
                                                                           ------------
Total income                                                                 57,900,567

=======================================================================================
Expenses
Management fees--Note 4                                                       4,873,274
---------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                         536,141
Class B                                                                       4,419,303
Class C                                                                       1,060,207
Class M                                                                       2,161,536
---------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:
Class A                                                                         313,164
Class B                                                                         641,775
Class C                                                                         141,340
Class M                                                                         383,420
---------------------------------------------------------------------------------------
Accounting service fees--Note 4                                                 312,803
Shareholder reports                                                             249,451
Registration and filing fees                                                    106,351
Custodian fees and expenses                                                      66,846
Trustees' fees and expenses                                                      61,766
Legal, auditing and other professional fees                                      54,801
Other                                                                            71,676
                                                                           ------------
Total expenses                                                               15,453,854

=======================================================================================
Net Investment Income                                                        42,446,713

=======================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments:
   Unaffiliated companies (including premiums on options exercised)          16,380,409
   Affiliated companies                                                           6,006
Closing and expiration of option contracts written--Note 5                    4,105,294
                                                                           ------------
Net realized gain                                                            20,491,709

---------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments        (35,159,142)
                                                                           ------------
Net realized and unrealized loss                                            (14,667,433)

\=======================================================================================
Net Increase in Net Assets Resulting from Operations                       $ 27,779,280
                                                                           ============

See accompanying Notes to Financial Statements.


                   28 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                            Year Ended December 31,
                                                            1998              1997
============================================================================================
Operations
Net investment income                                       $   42,446,713    $   31,909,758
--------------------------------------------------------------------------------------------
Net realized gain                                               20,491,709        54,059,260
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation          (35,159,142)       43,452,225
                                                            --------------    --------------
Net increase in net assets resulting
from operations                                                 27,779,280       129,421,243

============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                        (10,037,164)       (6,865,016)
Class B                                                        (16,743,718)      (11,617,988)
Class C                                                         (4,038,450)       (2,462,263)
Class M                                                        (11,627,381)      (11,859,099)
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                         (5,790,061)      (10,306,904)
Class B                                                        (11,634,294)      (20,590,978)
Class C                                                         (2,833,142)       (4,572,611)
Class M                                                         (6,896,262)      (16,003,763)

============================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                         38,763,260        91,206,809
Class B                                                         79,998,589       157,527,088
Class C                                                         27,838,755        44,261,278
Class M                                                        (24,143,434)        3,408,746

============================================================================================
Net Assets
Total increase                                                  80,635,978       341,546,542
--------------------------------------------------------------------------------------------
Beginning of period                                            958,655,712       617,109,170
                                                            --------------    --------------
End of period (including overdistributed net investment
income of $14,718 for the year ended December 31, 1998)     $1,039,291,690    $  958,655,712
                                                            ==============    ==============

See accompanying Notes to Financial Statements.


                   29 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                        Class A
                                                        ----------------------------------------------------
                                                        Year Ended December 31,
                                                        1998         1997            1996(1)          1995(3)
============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $15.32       $14.27         $13.96          $13.11
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .70          .71(4)         .73(4)          .54(4)
Net realized and unrealized gain (loss)                     (.08)        1.93(4)         .65(4)         1.48(4)
                                                          ------       ------         ------          ------
Total income (loss) from
investment operations                                        .62         2.64           1.38            2.02
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.70)        (.72)          (.72)           (.68)
Distributions from net realized gain                        (.40)        (.87)          (.35)           (.49)
                                                          ------       ------         ------          ------
Total dividends and distributions
to shareholders                                            (1.10)       (1.59)         (1.07)          (1.17)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.84       $15.32         $14.27          $13.96
                                                          ======       ======         ======          ======
============================================================================================================
Total Return, at Net Asset Value(5)                         4.08%       18.77%         10.13%          15.54%
============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $221,693     $192,212        $93,578          $2,502
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $220,423     $145,929        $41,617          $1,799
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       4.55%        4.58%          5.11%           5.63%(6)
Expenses                                                    0.93%        0.95%          0.98%(7)        1.05%(6)(7)
Expenses (excluding interest)(8)                            0.93%        0.95%          0.97%           1.01%(6)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                  90.2%        78.5%          52.7%           57.5%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

4. Per share information has been determined based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.


                   30 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                        Class B
                                                        ----------------------------------------------------
                                                        Year Ended December 31,
                                                        1998         1997           1996(1)         1995(3)
============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $15.35       $14.29         $13.98          $13.11
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .58          .59(4)         .62(4)          .45(4)
Net realized and unrealized gain (loss)                     (.08)        1.94(4)         .65(4)         1.51(4)
                                                          ------       ------         ------          ------
Total income (loss) from
investment operations                                        .50         2.53           1.27            1.96
------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.58)        (.60)          (.61)           (.60)
Distributions from net realized gain                        (.40)        (.87)          (.35)           (.49)
                                                          ------       ------         ------          ------
Total dividends and distributions
to shareholders                                             (.98)       (1.47)          (.96)          (1.09)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.87       $15.35         $14.29          $13.98
                                                          ======       ======         ======          ======
============================================================================================================
Total Return, at Net Asset Value(5)                         3.30%       17.93%          9.28%          15.09%
============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $445,544     $383,755       $211,176         $34,465
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $441,677     $296,426       $113,784         $15,184
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       3.79%        3.80%          4.31%           4.82%(6)
Expenses                                                    1.69%        1.72%          1.75%(7)        1.69%(6)(7)
Expenses (excluding interest)(8)                            1.69%        1.72%          1.73%           1.64%(6)
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                  90.2%        78.5%          52.7%           57.5%

                                                        Class C
                                                        ------------------------------------
                                                        Year Ended December 31,
                                                        1998          1997        1996(1)(2)
============================================================================================
Per Share Operating Data
Net asset value, beginning of period                      $15.32       $14.27         $14.03
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .58          .59(4)         .50(4)
Net realized and unrealized gain (loss)                     (.08)        1.93(4)         .59(4)
                                                          ------       ------         ------
Total income (loss) from
investment operations                                        .50         2.52           1.09
--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                        (.58)        (.60)          (.50)
Distributions from net realized gain                        (.40)        (.87)          (.35)
                                                          ------       ------         ------
Total dividends and distributions
to shareholders                                             (.98)       (1.47)          (.85)
--------------------------------------------------------------------------------------------
Net asset value, end of period                            $14.84       $15.32         $14.27
                                                          ======       ======         ======
============================================================================================
Total Return, at Net Asset Value(5)                         3.32%       17.88%          7.74%
============================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $108,339      $85,397        $38,312
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $105,974      $62,343        $18,550
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                       3.81%        3.82%          4.32%(6)
Expenses                                                    1.68%        1.70%          1.68%(6)(7)
Expenses (excluding interest)(8)                            1.68%        1.70%          1.67%(6)
--------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                  90.2%        78.5%          52.7%

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $986,431,333 and $886,460,630, respectively.


                   31 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                                         Class M
                                                         --------------------------------------------------------------------
                                                         Year Ended December 31,
                                                         1998         1997           1996(1)         1995            1994
=============================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                       $15.32       $14.27         $13.96          $12.20          $13.16
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .62          .62(4)         .65(4)          .70(4)          .68(4)
Net realized and unrealized gain (loss)                      (.08)        1.94(4)         .66(4)         2.42(4)         (.81)(4)
                                                           ------       ------         ------          ------          ------
Total income (loss) from
investment operations                                         .54         2.56           1.31            3.12            (.13)
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                         (.62)        (.64)          (.65)           (.87)           (.69)
Distributions from net realized gain                         (.40)        (.87)          (.35)           (.49)           (.14)
                                                           ------       ------         ------          ------          ------
Total dividends and distributions
to shareholders                                             (1.02)       (1.51)         (1.00)          (1.36)           (.83)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $14.84       $15.32         $14.27          $13.96          $12.20
                                                           ======       ======         ======          ======          ======
=============================================================================================================================
Total Return, at Net Asset Value(5)                          3.58%       18.19%          9.58%          26.00%          (1.12)%
=============================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                 $263,716     $297,292       $274,043        $239,341        $126,691
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        $288,953     $285,621       $264,936        $181,719        $106,829
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                        4.02%        4.05%          4.59%           5.12%           5.24%
Expenses                                                     1.43%        1.46%          1.58%(7)        1.58%(7)        1.66%
Expenses (excluding interest)(8)                             1.43%        1.46%          1.55%           1.56%           1.65%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                   90.2%        78.5%          52.7%           57.5%           52.8%

1. On January 4, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. For the period from March 11, 1996 (inception of offering) to December 31, 1996.

3. For the period from May 1, 1995 (inception of offering) to December 31, 1995.

4. Per share information has been determined based on average shares outstanding for the period.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.

7. The expense ratios reflect the effect of gross expenses paid indirectly by the Fund.

8. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1998, were $986,431,333 and $886,460,630 respectively.

See accompanying Notes to Financial Statements.


                   32 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Convertible Securities Fund (the Fund), a portfolio of the Bond Fund Series, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is to seek a high level of total return on its assets through a combination of current income and capital appreciation. The Fund intends to seek its objective by investing primarily in convertible fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class M shares. Class A and Class M shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that particular class and exclusive voting rights with respect to matters affecting that single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted equity securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used. Securities for which market quotations are not readily available are valued at fair value under consistently applied procedures established by the Board of Trustees to determine fair value in good faith.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may not invest in securities with bond ratings of less than C at the time of purchase nor may it invest in securities in default at the time of purchase. As of December 31, 1998, securities with an aggregate market value of $189,275, representing 0.02% of the Fund's net assets, were in default.

                   33 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. During 1995, the Fund acquired all of the assets and liabilities of another investment company which did not distribute its net investment income or realized gains and was taxed as a C corporation. Accordingly, an accrued tax liability was assumed by the Fund on the date of the acquisition. As of December 31, 1998, the remaining accrued tax liability for net unrealized gains on investments at the time of the acquisition was $693,569.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 1998, a provision of $31,483 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $31,483 at December 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B, Class C and Class M shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends quarterly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


                   34 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1998, amounts have been reclassified to reflect a decrease in paid-in capital of $2,037, a decrease in undistributed net investment income of $14,718, and an increase in accumulated net realized gain on investments of $16,755.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Cost is determined and realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. In computing net investment income, the Fund accretes original issue discount. Market discount is accreted at the time of sale (to the extent of the lesser of the accrued market discount or the disposition gain) and is treated as income, rather than capital gain.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   35 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements   (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended December 31, 1998   Year Ended December 31, 1997
                              ----------------------------   ----------------------------
                              Shares         Amount          Shares         Amount
-----------------------------------------------------------------------------------------
Class A:
Sold                           5,704,233     $  89,040,791     7,279,999    $ 111,599,725
Dividends and distributions
reinvested                       919,205        13,833,726       932,388       14,314,572
Redeemed                      (4,231,755)      (64,111,257)   (2,225,551)     (34,707,488)
                              ----------     -------------   -----------    -------------
Net increase                   2,391,683     $  38,763,260     5,986,836    $  91,206,809
                              ==========     =============   ===========    =============
-----------------------------------------------------------------------------------------
Class B:
Sold                           7,980,117     $ 125,356,682    10,397,158    $ 160,305,660
Dividends and distributions
reinvested                     2,002,880        30,266,988     1,506,208       23,000,990
Redeemed                      (5,015,731)      (75,625,081)   (1,674,594)     (25,779,562)
                              ----------     -------------   -----------    -------------
Net increase                   4,967,266     $  79,998,589    10,228,772    $ 157,527,088
                              ==========     =============   ===========    =============
-----------------------------------------------------------------------------------------
Class C:
Sold                           2,882,218     $  45,258,884     3,123,899    $  47,976,523
Dividends and distributions
reinvested                       504,006         7,600,723       309,297        4,711,704
Redeemed                      (1,658,804)      (25,020,852)     (543,468)      (8,426,949)
                              ----------     -------------   -----------    -------------
Net increase                   1,727,420     $  27,838,755     2,889,728    $  44,261,278
                              ==========     =============   ===========    =============
-----------------------------------------------------------------------------------------
Class M:
Sold                           1,011,033     $  16,005,467     1,920,434    $  29,581,986
Dividends and distributions
reinvested                     1,254,634        18,971,816     1,354,464       20,607,753
Redeemed                      (3,898,845)      (59,120,717)   (3,076,456)     (46,780,993)
                              ----------     -------------   -----------    -------------
Net increase (decrease)       (1,633,178)    $ (24,143,434)      198,442    $   3,408,746
                              ==========     =============   ===========    =============
=========================================================================================

3. Unrealized Gains and Losses on Investments

As of December 31, 1998, net unrealized appreciation on investments and options written of $33,219,615 was composed of gross appreciation of $106,369,677, and gross depreciation of $73,150,062.


                   36 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% on the first $50 million of net assets, 0.50% of the next $250 million of net assets and 0.4375% on net assets in excess of $300 million. The Fund's management fee for the year ended December 31, 1998 was 0.46% of the average annual net assets for Class A, Class B, Class C and Class M shares.

            Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $24.12 for each Class A and Class M shareholder account and $26.02 for each Class B and Class C shareholder account.

            For the year ended December 31, 1998, commissions (sales charges paid by investors) on sales of Class A and Class M shares totaled $1,551,248 and $538,755, of which $405,691 and $52,560, respectively, were retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by affiliated broker/dealers. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $117,278, $4,756,069, and $420,210, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $142,082 and $7,924, respectively. During the year ended December 31, 1998, OFDI received contingent deferred sales charges of $1,222,157 and $44,768, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended December 31, 1998, OFDI paid $53,873 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   37 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $11,461 and $13,352, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $3,687,225 and $711,334, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of December 31, 1998, OFDI had incurred excess distribution and servicing costs of $12,983,071 for Class B and $1,176,312 for Class C.

            The Fund has adopted a Distribution and Service Plan for Class M shares to reimburse OFDI for its services and costs in distributing Class M shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.50% per year on Class M shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class M shares. OFDI may pay a portion of the asset-based sales charge which it receives from the Fund to provide additional reimbursement to broker/dealers who sell Class M shares. Each fee is computed on the average annual net assets of Class M shares, determined as of the close of each regular business day. During the year ended December 31, 1998, OFDI paid $13,666 to an affiliated broker/dealer as reimbursement for Class M personal service and maintenance expenses and retained $1,135,805 as reimbursement for certain Class M sales-related distribution expenses. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated.


                   38 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
5. Option Activity

The Fund may buy put options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the cost of the security for a purchased put option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 1998 was as follows:

                                                      Call Options
                                                      --------------------------
                                                      Number of    Amount of
                                                      Options      Premiums
--------------------------------------------------------------------------------
Options outstanding as of December 31, 1997            10,752      $  3,935,025
Options written                                        37,527        19,327,971
Options closed or expired                             (29,050)      (14,980,447)
Options exercised                                      (3,629)       (1,215,942)
                                                      -------      ------------
Options outstanding as of December 31, 1998            15,600      $  7,066,607
                                                      =======      ============


                   39 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
6. Illiquid and Restricted Securities

As of December 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at December 31, 1998 was $77,635,227, which represents 7.47% of the Fund's net assets, of which $17,925,652 is considered restricted. Information concerning restricted securities is as follows:

                                                                              Valuation Per
                                                                              Unit as of
                                                                Cost          December 31,
Security                                     Acquisition Dates  Per Unit      1998
-------------------------------------------------------------------------------------------
Bonds and Other Securities

Bankers Trust Linked Nts.,
3.10%, 11/5/02 (ACC Corp.)                           10/29/97       100.00%       145.63%
-------------------------------------------------------------------------------------------
Hudson Hotels Corp.,
7.50% Cv. Sub. Debs., 7/1/01                           7/8/96       100.00         30.56
-------------------------------------------------------------------------------------------
Travel Ports of America, Inc.,
8.50% Cv. Sr. Sub. Debs.,
1/15/05 (Reg S)                               2/13/95-8/13/96       103.84        107.59

Stocks, Warrants and Other Securities

Danskin, Inc.:
$88.2722 Cv. Preferred, Series D                      8/14/95   $ 5,000.00    $10,000.00
Portion of Promissory Note
to be used to purchase
53,309 shares of Restricted
Common Stock in Rights Offering                       8/14/95          .30           .30
Restricted Common Shares                              8/14/95          .30           .60
Wts., Exp. 10/04                                      8/14/95           --           .32
-------------------------------------------------------------------------------------------
Sensormatic Electronics Corp.                6/17/98-12/18/98         8.00          6.63
-------------------------------------------------------------------------------------------
Submicron Systems Corp. Wts.,
Exp. 1/01                                            12/11/95           --            --


                   40 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
7. Bank Borrowings

The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The Fund has entered into an agreement which enables it to participate with two other funds managed by the Manager in an unsecured line of credit with a bank, which permits borrowings up to $100 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. In addition, a commitment fee of 0.07% is allocated among the three participating funds at the end of each quarter, based on the average daily unused portion of the committed line. The commitment fee is allocated among the three funds based upon their respective average net assets for the period. The commitment fee allocated to the Fund for the year ended December 31, 1998 was $5,049.

            The Fund had no borrowings outstanding for the year ended December 31, 1998.


                   41 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Shareholders and Board of Trustees of Bond Fund Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Convertible Securities Fund (formerly Oppenheimer Bond Fund for Growth, the sole portfolio constituting Bond Fund Series, hereafter referred to as the Fund) at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
January 25, 1999


                   42 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999 shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $0.5971, $0.5711, $0.5708 and $0.5801 per share were paid to Class A, Class B, Class C and Class M shareholders, respectively, on December 31, 1998, of which, for each class of shares, $0.4010 was designated as a "capital gain distribution" for federal income tax purposes. The capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the fiscal year ended December 31, 1998, which are not designated as capital gain distributions should be multiplied by 11.76% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   43 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
Oppenheimer Convertible Securities Fund
--------------------------------------------------------------------------------

================================================================================
Officers and Trustees         Bridget A. Macaskill, Chairman of the Board of
                                Trustees and President
                              John Cannon, Trustee
                              Paul Y. Clinton, Trustee
                              Thomas W. Courtney, Trustee
                              Robert G. Galli, Trustee
                              Lacy B. Herrmann, Trustee
                              George Loft, Trustee
                              Michael S. Rosen, Vice President
                              George C. Bowen, Treasurer
                              Robert J. Bishop, Assistant Treasurer
                              Adele A. Campbell, Assistant Treasurer
                              Scott T. Farrar, Assistant Treasurer
                              Andrew J. Donohue, Secretary
                              Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor            OppenheimerFunds, Inc.

================================================================================
Distributor                   OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder      OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of                  The Bank of New York
Portfolio Securities

================================================================================
Independent Accountants       PricewaterhouseCoopers LLP

================================================================================
Legal Counsel                 Kirkpatrick & Lockhart LLP

                              This is a copy of a report to shareholders of Oppenheimer Convertible Securities Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Convertible Securities Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                   44 Oppenheimer Convertible Securities Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

================================================================================
Real Asset Funds
--------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund

================================================================================
Global Stock Funds
--------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund   Quest Global Value Fund
International Small          Global Fund                 Global Growth & Income
  Company Fund                                             Fund

================================================================================
Stock Funds
--------------------------------------------------------------------------------
Enterprise Fund              MidCap Fund                 Growth Fund
Discovery Fund               Capital Appreciation Fund   Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund    Quest Value Fund
                                                         Large Cap Growth Fund

================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------
Main Street Growth &         Total Return Fund           Disciplined Allocation
  Income Fund1               Quest Balanced                Fund
Quest Opportunity              Value Fund                Multiple Strategies
  Value Fund                 Equity Income Fund            Fund
                                                         Convertible Securities
                                                           Fund

================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund        U.S. Government Trust
World Bond Fund              Strategic Income Fund       Limited-Term Government
High Yield Fund              Bond Fund                     Fund

================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------
California Municipal Fund2   Pennsylvania Municipal      Rochester Division:
Florida Municipal Fund2        Fund2                     Rochester Fund
New Jersey Municipal Fund2   Municipal Bond Fund           Municipals
New York Municipal Fund2     Insured Municipal Fund      Limited Term New York
                             Intermediate Municipal        Municipal Fund
                               Fund

================================================================================
Money Market Funds3
--------------------------------------------------------------------------------
Money Market Fund            Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                   45 Oppenheimer Convertible Securities Fund

                      This page is intentionally left blank


                   46 Oppenheimer Convertible Securities Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

Internet
24-hr access to account information. Online transactions now available

----------------------------
  www.oppenheimerfunds.com
----------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

----------------------------
 1-800-525-7048
----------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

----------------------------
 1-800-852-8457
----------------------------

PhoneLink
24-hr automated information
and automated transactions

----------------------------
 1-800-533-3310
----------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

----------------------------
 1-800-843-4461
----------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

----------------------------
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----------------------------

                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0345.001.1298  March 1, 1999